UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2006

ECC CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32430	84-1642470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1833 Alton Parkway, Irvine, California	92606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 856-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 14, 2006, the registrant issued a press release announcing information regarding its financial results for the second quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K is not incorporated by reference into any filings of the registrant made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 8.01.	Additional Information.

REIT Status

As previously announced, the registrant did not pay a dividend in the first or second quarter of 2006. The registrant announced today that it does not intend to pay a dividend for the third quarter of 2006.

To retain its status as a real estate investment trust, or REIT, the registrant must distribute at least 90% of its REIT taxable income. If the registrant utilizes available liquidity for operations, it may not have sufficient liquidity to pay the distributions required to maintain its REIT status. The registrant is considering a variety of strategic and structural changes, which may affect its REIT status. These and other potential structural changes may or may not require stockholder approval.

Consideration of Strategic Alternatives

During the second quarter, the registrant’s board of directors established a special committee of the board of directors, consisting of its four independent directors, to review and evaluate potential strategic alternatives to enhance shareholder value. The special committee has engaged Friedman, Billings, Ramsey & Co., Inc. and Milestone Advisors, LLC as financial advisors to assist it in the review and evaluation of any potential strategic transactions that might be presented. The registrant cautions that there can be no assurance that the exploration of strategic alternatives will result in a transaction. The registrant does not intend to disclose developments with respect to the exploration of strategic alternatives until its special committee and board of directors have made a decision regarding a specific transaction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated August 14, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC CAPITAL CORPORATION

August 14, 2006	By:	/s/ Shahid S. Asghar
Shahid S. Asghar
President and Co-Chief Executive Officer